PROSPECTUS  |   JANUARY 31, 2013, AS AMENDED FEBRUARY 6, 2013

AllianceBernstein Exchange Reserves

 (Class A-AEAXX; Class B-AEBXX; Class C-AECXX; Class R-AREXX; Class K-AEKXX;
   Class I-AIEXX; Advisor Class-AEYXX)

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION. A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN EXCHANGE RESERVES
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Fund's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE FUND:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least
$100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Fund--Sales Charge Reduction Programs for Class A shares on page 11 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs for
Class A shares on page 43 of the Fund's Statement of Additional Information
("SAI").

SHAREHOLDER FEES (fees paid directly from your investment)

                                                     CLASS B SHARES                               CLASS
                                         CLASS A (NOT CURRENTLY OFFERED CLASS C   ADVISOR CLASS R, K AND I
                                         SHARES    TO NEW INVESTORS)    SHARES       SHARES       SHARES
----------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a percentage of offering
price or redemption proceeds, whichever
is lower)                                 None           4.00%(a)        1.00%(b)     None         None
----------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

                                          CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-------------------------------------------------------------------------------------------------------
Management Fees                            .25%     .25%    .25%      .25%       .25%    .25%    .25%
Distribution and/or Service (12b-1) Fees   .30%    1.00%    .75%      None       .50%    .25%    None
Other Expenses:
  Transfer Agent                           .03%     .08%    .04%      .02%       .06%    .15%    .04%
  Other Expenses                           .03%     .03%    .04%      .04%       .04%    .04%    .03%
                                           ----    -----   -----      ----       ----    ----    ----
Total Other Expenses                       .06%     .11%    .08%      .06%       .10%    .19%    .07%
                                           ----    -----   -----      ----       ----    ----    ----
Total Annual Fund Operating Expenses       .61%    1.36%   1.08%      .31%       .85%    .69%    .32%
                                           ====    =====   =====      ====       ====    ====    ====
-------------------------------------------------------------------------------------------------------

(a)Class B shares automatically convert to Class A shares after eight years.
   The contingent deferred sales charge, or CDSC, decreases over time. For
   Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

(b)For Class C shares, the CDSC is 0% after the first year.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Fund shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                CLASS A CLASS B CLASS C ADVISOR CLASS CLASS R CLASS K CLASS I
-----------------------------------------------------------------------------
After 1 Year     $ 62   $  538  $  210      $ 32      $   87   $ 70    $ 33
After 3 Years    $195   $  631  $  343      $100      $  271   $221    $103
After 5 Years    $340   $  745  $  595      $174      $  471   $384    $180
After 10 Years   $762   $1,429  $1,317      $393      $1,049   $859    $406
-----------------------------------------------------------------------------

For the share classes listed below, you would pay the following expenses if you did not redeem your shares at the end of period:

                                                             CLASS B CLASS C
----------------------------------------------------------------------------
After 1 Year                                                 $  138  $  110
After 3 Years                                                $  431  $  343
After 5 Years                                                $  745  $  595
After 10 Years                                               $1,429  $1,317
----------------------------------------------------------------------------

PRINCIPAL STRATEGIES:
The Fund is a "money market fund" that seeks to maintain a stable net asset value ("NAV") of $1.00 per share, although there is no guarantee that the Fund will maintain an NAV of $1.00 per share. The Fund invests in a portfolio of high-quality, U.S. Dollar-denominated money market securities.

The Fund may invest in:

..  marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, including obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S.
   Government, its agencies or instrumentalities;

..  certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks or savings and loan associations
   (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million;

..  high-quality commercial paper (or, if not rated, commercial paper determined by the Adviser to be of comparable quality) issued by U.S. or foreign companies and participation interests in loans made to companies that issue such commercial paper;

..  adjustable rate obligations;

..  asset-backed securities;

..  restricted securities (i.e., securities subject to legal or contractual restrictions on resale); and

..  repurchase agreements that are fully collateralized.

The Fund may invest up to 25% of its net assets in money market instruments issued by foreign branches of foreign banks.

As a money market fund, the Fund must meet the requirements of Securities and
Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, diversification and liquidity of the Fund's investments. Among other things, Rule 2a-7 requires that the
Fund's investments have (i) a remaining maturity of no more than 397 days unless otherwise permitted by Rule 2a-7, (ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed
120 days. For purposes of calculating weighted average maturity, the maturity of an adjustable rate security generally will be the period remaining until its next interest rate adjustment. For purposes of calculating weighted average life, the life of an adjustable rate security will be its stated final maturity, without regard to interest rate adjustments. Rule 2a-7 imposes liquidity standards that require the Fund to hold at least 10% and 30% of its total assets, respectively, in daily liquid assets and weekly liquid assets as defined in Rule 2a-7. Rule 2a-7 also limits the Fund's investments in illiquid securities to 5% of its total assets.

PRINCIPAL RISKS:
..  MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain an NAV at $1.00 per share and, as it is generally referred to, "break the buck". In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Fund's shareholders should not rely on or expect an affiliate of the Fund to purchase distressed assets from the Fund, make capital infusions, enter into credit support agreements or take other actions to prevent the Fund from breaking the buck.
   In addition, you should be aware that significant redemptions by large investors in the Fund could have a material adverse effect on the Fund's other shareholders. The Fund's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk. The Commission and other regulators continue to evaluate the rules governing money market funds, including Rule 2a-7. It is possible that changes to Rule 2a-7 could significantly impact the money market fund industry generally and, therefore, could affect the operation or performance of the Fund.

..  INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Fund's investments in short-term securities. A decline in interest rates will affect the Fund's yield as these securities mature or are sold and the Fund purchases new short-term securities with lower yields.
   Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Fund may have difficulties in maintaining a positive yield, paying expenses out of the
   Fund's assets, or maintaining a stable $1.00 NAV.

..  CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). Credit quality can change rapidly in certain market environments and the default of a single holding could have the potential to cause significant NAV deterioration.

..  FOREIGN (NON-U.S.) RISK: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

                                                                             5

..  LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Fund from selling out of these securities at an advantageous time or price.

..  MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit
Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

..  the Fund's average annual returns for one, five and ten years.

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

BAR CHART
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                                    [CHART]

 03      04     05      06      07      08      09       10       11       12
-----   -----  -----   -----   -----   -----   -----    -----    -----    -----
0.21%   0.32%  2.09%   4.32%   4.46%   2.07%   0.22%    0.01%    0.04%    0.19%

                              Calendar Year End (%)

During the period shown in the bar chart, the Fund's:

BEST QUARTER WAS UP 1.21%, IN THE 3RD QUARTER, 2006; AND WORST QUARTER WAS UP
0.00%, IN THE 3RD QUARTER, 2011.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2012)

                                                   1 YEAR 5 YEARS 10 YEARS
--------------------------------------------------------------------------
Class A                                            0.19%   0.50%   1.38%
--------------------------------------------------------------------------
Class B                                            0.19%   0.37%   1.16%
--------------------------------------------------------------------------
Class C                                            0.19%   0.44%   1.29%
--------------------------------------------------------------------------
Advisor Class                                      0.19%   0.60%   1.62%
--------------------------------------------------------------------------
Class R*                                           0.19%   0.43%   1.32%
--------------------------------------------------------------------------
Class K*                                           0.19%   0.51%   1.51%
--------------------------------------------------------------------------
Class I*                                           0.19%   0.68%   1.71%
--------------------------------------------------------------------------

* Inception Date for Class R, K, and I shares is 3/01/05. Performance information for periods prior to the inception of Class R, K, and I shares is the performance of the Fund's Class A shares as adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratio of Class K and Class I shares, respectively.

You may obtain the most current seven-day yield information of the Fund by calling 800-221-5672 or your financial intermediary.

INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Fund.

PURCHASE AND SALE OF FUND SHARES

PURCHASE MINIMUMS

                                         INITIAL           SUBSEQUENT
--------------------------------------------------------------------------------
Class A/Class C Shares, including        $2,500                $50
traditional IRAs and Roth IRAs
(Class B shares are not currently
offered to new shareholders)
--------------------------------------------------------------------------------
Automatic Investment Program              None                 $50
                                                    If initial investment is
                                                   less than $2,500, then $200
                                                  monthly until account balance
                                                         reaches $2,500
--------------------------------------------------------------------------------
Advisor Class Shares (only available to   None                None
fee-based programs or through other
limited arrangements)
--------------------------------------------------------------------------------
Class A, Class R, Class K and Class I     None                None
Shares are available at NAV, without an
initial sales charge, to 401(k) plans,
457 plans, employer-sponsored 403(b)
plans, profit-sharing and money
purchase pension plans, defined benefit
plans, and non-qualified deferred
compensation plans where plan level or
omnibus accounts are held on the books
of the Fund.
--------------------------------------------------------------------------------

You may sell (redeem) your shares any day the New York Stock Exchange (the
"Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box
786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION
The Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

                                                                             7

INVESTING IN THE FUND
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of the Fund that are offered in this Prospectus. The Fund offers seven classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "Choosing A Share
Class" below. ONLY CLASS A SHARES OFFER QUANTITY DISCOUNTS ON SALES CHARGES, as
described below.

HOW TO BUY SHARES
The purchase of the Fund's shares is priced at the next determined NAV after your order is received in proper form.

CLASS A, CLASS B AND CLASS C SHARES - SHARES AVAILABLE TO RETAIL INVESTORS
EFFECTIVE JANUARY 31, 2009, SALES OF CLASS B SHARES OF THE FUND TO NEW
INVESTORS WERE SUSPENDED. CLASS B SHARES MAY ONLY BE PURCHASED (I) BY EXISTING
CLASS B SHAREHOLDERS AS OF JANUARY 31, 2009, (II) THROUGH EXCHANGE OF CLASS B
SHARES FROM ANOTHER ALLIANCEBERNSTEIN MUTUAL FUND, OR (III) AS OTHERWISE
DESCRIBED BELOW.

You may purchase the Fund's Class A and Class C shares for cash through financial intermediaries, such as broker-dealers or banks. You may also purchase shares directly from the Fund's principal underwriter,
AllianceBernstein Investments, Inc., or ABI, only if you have a financial intermediary of record. You may also purchase the Fund's shares through exchange if you hold shares of other AllianceBernstein Mutual Funds.

You may purchase the Fund's Class A and Class C shares for cash and subsequently exchange them for shares of the same class of other
AllianceBernstein Mutual Funds. The Fund's shares should be purchased for cash only for temporary investment pending exchange into another AllianceBernstein
Mutual Fund and should not be held for a long-term investment.

Under the AllianceBernstein Dollar Cost Averaging Program, exchanges may be made automatically each month, thus producing a dollar cost averaging effect.
Exchanges also may be made at other times of an investor's choosing.

PURCHASE MINIMUMS AND MAXIMUMS
------------------------------

MINIMUMS:*

--Initial:                     $2,500
--Subsequent:                  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. These investment minimums also do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

MAXIMUM INDIVIDUAL PURCHASE AMOUNT:

--Class A shares                     None
--Class B shares               $  100,000
--Class C shares               $1,000,000

OTHER PURCHASE INFORMATION
Your broker or financial advisor must receive your purchase request by the Fund
Closing Time, which is the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading) and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding
$500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before the Fund Closing Time to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

TAX-DEFERRED ACCOUNTS
Class A shares are available to the following tax-deferred arrangements:

..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans; and

..  AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum).

Class C shares are available to AllianceBernstein Link, AllianceBernstein
Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than
$250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

ADVISOR CLASS SHARES
You may purchase Advisor Class shares through your financial advisor at NAV.
Advisor Class shares may be purchased and held solely:

..  through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

..  through a defined contribution employee benefit plan (e.g., a 401(k) plan)
   that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

..  by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

The Fund's SAI has more detailed information about who may purchase and hold
Advisor Class shares.

CLASS A, CLASS R, CLASS K AND CLASS I SHARES - SHARES AVAILABLE TO GROUP
RETIREMENT PLANS
Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b)
plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans"), as follows:

..  Class A shares are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the
   AllianceBernstein Link, AllianceBernstein Individual 401(k) and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or
   100 employees, and to certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund;

..  Class R shares are designed for group retirement plans with plan assets up to $10,000,000;

..  Class K shares are designed for group retirement plans with at least
   $1,000,000 in plan assets; and

..  Class I shares are designed for group retirement plans with at least
   $10,000,000 in plan assets and certain related group retirement plans described in the Fund's SAI. Class I shares are also available to certain institutional clients of the Adviser who invest at least $2,000,000 in the
   Fund. Class I shares are also available for the investment of cash collateral related to the AllianceBernstein Funds' securities lending programs.

Class A, Class R, Class K and Class I shares are also available to certain
AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class
I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs,
SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Class I shares are not currently available to group retirement plans in the
AllianceBernstein-sponsored programs known as the "Informed Choice" programs.

REQUIRED INFORMATION
The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or, if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or resident alien, your account must be affiliated with a Financial Industry Regulatory Authority, or
FINRA, member firm.

The Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the
Fund with his or her correct taxpayer identification number. To avoid this, you must provide your correct tax identification number on your Mutual Fund
Application.

GENERAL
IRA custodians, plan sponsors, plan fiduciaries, plan recordkeepers, and other financial intermediaries may establish their own eligibility requirements as to the purchase, sale or exchange of Fund shares, including minimum and maximum investment requirements. The Fund is not responsible for, and has no control over, the decisions of any plan sponsor, fiduciary or other financial intermediary to impose such differing requirements. ABI may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees and/or CDSCs. ONLY
CLASS A SHARES OFFER QUANTITY DISCOUNTS, as described below.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

                           WHAT IS A RULE 12B-1 FEE?
  A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The
  Fund has adopted a plan under Rule 12b-1 under the 1940 Act that allows the
  Fund to pay asset-based sales charges or distribution and/or service (Rule
  12b-1) fees for the distribution and sale of its shares. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the Fund's fee table included in the Summary Information section above.

The amount of these fees for each class of the Fund's shares is:

               DISTRIBUTION AND/OR SERVICE
                 (RULE 12b-1) FEE (AS A
                 PERCENTAGE OF AGGREGATE
                AVERAGE DAILY NET ASSETS)
------------------------------------------
Class A                    .30%
Class B                   1.00%
Class C                    .75%
Advisor Class              None
Class R                    .50%
Class K                    .25%
Class I                    None

Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B, Class C and Class R shares are subject to higher Rule 12b-1 fees than Class A or Class K shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a

                                                                             9

lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

SALES CHARGES
CLASS A SHARES. Class A shares offer investors the choice of investing pending an investment by exchange into Class A shares of another AllianceBernstein
Mutual Fund. You can purchase Class A shares for cash at NAV without an initial sales charge. Your investment will, however, be subject to a sales charge upon exchange of your Class A shares for the Class A shares of other
AllianceBernstein Mutual Funds with sales charges.

The initial sales charge you pay each time you purchase Class A shares upon exchange for the Class A shares of another AllianceBernstein Fund differs depending on the amount you invest and may be reduced or eliminated for larger purchases as indicated below. These discounts, which are also known as
BREAKPOINTS OR QUANTITY DISCOUNTS, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment in Class A shares.

The sales charge schedule of Class A share QUANTITY DISCOUNTS is as follows:

                                            INITIAL SALES CHARGE
                                            ------------------
                                             AS % OF    AS % OF
                                            NET AMOUNT  OFFERING
                 AMOUNT PURCHASED            INVESTED    PRICE
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Purchases of Class A shares in the amount of $1,000,000 or more will be subject to a CDSC of up to 1% if you redeem your shares within 1 year. The CDSC also will apply to any Class A shares purchased by exchange for Class A shares of another AllianceBernstein Mutual Fund that did not have an initial sales charge because the purchase was for $1,000,000 or more. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the Fund's Class A shares.

CLASS B SHARES. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of
Class B shares from another AllianceBernstein Mutual Fund, or (iii) as otherwise described below.

The purchase of Class B shares for cash is permitted for additional contributions from existing AllianceBernstein prototype IRAs, qualified plans and other corporate retirement plans who are existing Class B shareholders of the Fund at NAV (subject to the limitations on the sale of Class B shares described above) without an initial sales charge. This means that the full amount of a purchase is invested in the Fund. The investment, however, is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                           YEARS SINCE PURCHASE  CDSC
                           --------------------------
                           First                 4.0%
                           Second                3.0%
                           Third                 2.0%
                           Fourth                1.0%
                           Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein
Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of
CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The
CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchases of CollegeBoundfund units.

Class B shares that were purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual
Fund, the conversion period runs from the date of your original purchase. If you purchase the Fund's Class B shares by exchange from another
AllianceBernstein Mutual Fund, your shares convert to Class A shares eight years after the date of the original purchase, not the date of exchange for the
Fund's Class B shares.

CLASS C SHARES. Class C shares offer investors the choice of investing pending an investment by exchange into Class C shares of another AllianceBernstein
Mutual Fund. You can purchase Class C shares for cash at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another
AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of
CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

ADVISOR CLASS, CLASS R, CLASS K AND CLASS I SHARES. These classes of shares are not subject to any initial sales charge or CDSC, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS FOR CLASS A SHARES
THIS SECTION INCLUDES IMPORTANT INFORMATION ABOUT SALES CHARGE REDUCTION
PROGRAMS AVAILABLE TO INVESTORS IN CLASS A SHARES OF OTHER ALLIANCEBERNSTEIN
MUTUAL FUNDS THAT CHARGE AN INITIAL SALES CHARGE ("SALES CHARGE FUNDS") INTO
WHICH YOU MAY EXCHANGE YOUR CLASS A SHARES OF THE FUND AND DESCRIBES
INFORMATION OR RECORDS YOU MAY NEED TO PROVIDE TO THOSE SALES CHARGE FUNDS OR
YOUR FINANCIAL INTERMEDIARY IN ORDER TO BE ELIGIBLE FOR SALES CHARGE REDUCTION
PROGRAMS.

Information about QUANTITY DISCOUNTS and sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "AllianceBernstein Mutual Fund
Investors--U.S." then "Investment Resources--Understanding Sales Charges").

RIGHTS OF ACCUMULATION
To determine if a new investment in Class A shares is eligible for a QUANTITY
DISCOUNT, a shareholder can combine the value of the new investment in a Sales
Charge Fund with the higher of cost or NAV of existing investments in that
Sales Charge Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein
Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of
21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

COMBINED PURCHASE PRIVILEGES
A shareholder may qualify for a QUANTITY DISCOUNT by combining purchases of shares of the Fund into a single "purchase". A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other
AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

..  an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

..  a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

..  any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

LETTER OF INTENT
An investor may not immediately invest a sufficient amount to reach a QUANTITY
DISCOUNT, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a QUANTITY DISCOUNT. For these situations, a Sales Charge Fund offers a LETTER OF INTENT, which permits the investor to express the intention, in writing, to invest at least $100,000 in
Class A shares of that Sales Charge Fund or any AllianceBernstein Mutual Fund within 13 months. The Sales Charge Fund will then apply the QUANTITY DISCOUNT to each of the investor's purchases of Class A shares that would apply to the total amount stated in the LETTER OF INTENT. In the event an existing investor chooses to initiate a LETTER OF INTENT, the AllianceBernstein Mutual Funds will use the higher of cost or current NAV of the investor's existing investments and of those accounts with which investments are combined via the COMBINED
PURCHASE PRIVILEGE toward the fulfillment of the LETTER OF INTENT. For example, if the combined cost of purchases totaled $80,000 and the current NAV of all applicable accounts is $85,000 at the time a $100,000 LETTER OF INTENT is initiated, the subsequent investment of an additional $15,000 would fulfill the
LETTER OF INTENT. If an investor fails to invest the total amount stated in the
LETTER OF INTENT, the Sales Charge Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a COMBINED PURCHASE PRIVILEGE may purchase shares under a single LETTER OF INTENT.

REQUIRED SHAREHOLDER INFORMATION AND RECORDS
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Sales Charge
Fund that the shareholder qualifies for a reduction. Without notification, the
Sales Charge Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Sales Charge Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Sales Charge Fund or other Sales Charge Funds held in:

..  all of the shareholder's accounts at the Sales Charge Fund or a financial intermediary; and

..  accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption.

CDSC WAIVERS
The Fund will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

..  if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2;

..  if the proceeds of the redemption are invested directly in a
   CollegeBoundfund account; or

                                                                             11

..  if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

OTHER PROGRAMS
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: DIVIDEND REINVESTMENT PROGRAM, DIVIDEND DIRECTION PLAN and
REINSTATEMENT PRIVILEGE, as described below.

DIVIDEND REINVESTMENT PROGRAM
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund under the Fund's Dividend Reinvestment Program. There is no CDSC
imposed on shares issued pursuant to the Dividend Reinvestment Program.

DIVIDEND DIRECTION PLAN
A shareholder who already maintains accounts in more than one AllianceBernstein
Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein
Mutual Fund(s).

AUTOMATIC INVESTMENT PROGRAM
The Automatic Investment Program allows investors to purchase shares of the
Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or
(ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B Shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Please see the Fund's SAI for more details.

REINSTATEMENT PRIVILEGE
A shareholder who has redeemed all or any portion of his or her Class A shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of the Fund at NAV, if the reinvestment is made within 120 calendar days after the redemption date.

SYSTEMATIC WITHDRAWAL PLAN
The Fund offers a systematic withdrawal plan that permits the redemption of
Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of the Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class
C shares, shares held the longest would be redeemed first.

CHOOSING A SHARE CLASS
Each share class represents an interest in the same portfolio of securities, but each class has its own sales charge and expense structure allowing you to choose the class that best fits your situation. In choosing a class of shares, you should consider:

..  whether you intend to subsequently exchange your shares for shares of another AllianceBernstein Mutual Fund;

..  the amount you intend to invest;

..  how long you expect to own shares;

..  expenses associated with owning a particular class of shares; and

..  whether a share class is available for exchange in another AllianceBernstein
   Mutual Fund.

Among other things, Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame. Class C shares should not be considered as a long-term investment because they are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. Financial intermediaries, a fee-based program, or, for group retirement plans, a plan sponsor or plan fiduciary, also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those described in this Prospectus and the
Fund's SAI, including requirements as to the minimum initial and subsequent investment amounts. In addition, group retirement plans may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any financial intermediary, plan sponsor or fiduciary to impose such differing requirements.

YOU SHOULD CONSULT YOUR FINANCIAL ADVISOR FOR ASSISTANCE IN CHOOSING A CLASS OF
FUND SHARES.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the
  Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, pension plan consultants and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for
AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than
$250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C, Class R and Class K shares, up to 100% and, for Class
B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor's firm may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read this Prospectus carefully for information on this compensation.

OTHER PAYMENTS FOR DISTRIBUTION SERVICES AND EDUCATIONAL SUPPORT
In addition to the fees paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the
AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual
Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2013, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.05% of the average monthly assets of the
AllianceBernstein Mutual Funds, or approximately $21 million. In 2012, ABI paid approximately 0.05% of the average monthly assets of the AllianceBernstein
Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a
"preferred list". ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Fund--Transfer Agency and Retirement Plan
Services" below. These expenses paid by the Fund are included in "Other
Expenses" under "Fees and Expenses of the Fund--Annual Operating Expenses" in
the Summary Information at the beginning of this Prospectus.

  IF ONE MUTUAL FUND SPONSOR MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS
  THAN ANOTHER, YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM MAY HAVE AN
  INCENTIVE TO RECOMMEND ONE FUND COMPLEX OVER ANOTHER. SIMILARLY, IF YOUR
  FINANCIAL ADVISOR OR HIS OR HER FIRM RECEIVES MORE DISTRIBUTION ASSISTANCE
  FOR ONE SHARE CLASS VERSUS ANOTHER, THEN THEY MAY HAVE AN INCENTIVE TO
  RECOMMEND THAT CLASS.

  PLEASE SPEAK WITH YOUR FINANCIAL ADVISOR TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL ADVISOR AND HIS OR HER FIRM BY THE FUND, THE
  ADVISER, ABI AND BY SPONSORS OF OTHER MUTUAL FUNDS HE OR SHE MAY RECOMMEND TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL ADVISOR AT
  THE TIME OF PURCHASE.

                                                                             13

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Advisor Group, Inc.
  Ameriprise Financial Services
  AXA Advisors
  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets, Inc.
  Commonwealth Financial Network
  Donegal Securities
  Financial Network Investment Company
  LPL Financial
  Merrill Lynch
  Morgan Stanley
  Multi-Financial Securities Corporation
  Northwestern Mutual Investment Services
  PrimeVest Financial Services
  Raymond James
  RBC Wealth Management
  Robert W. Baird
  UBS Financial Services
  Wells Fargo Advisors

Although the Fund may use brokers and dealers that sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of
AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES
You may exchange your Fund shares for shares of the same class of other
AllianceBernstein Mutual Funds provided that the other fund offers the same class of shares. Exchanges of Class A shares are made at the next-determined
NAV, without sales or service charges, after your order is received in proper form. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by the Fund Closing Time on that day.
The Fund may modify, restrict, or terminate the exchange privilege on 60 days'
written notice.

HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary.
Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).
For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

SELLING SHARES THROUGH YOUR BROKER OR FINANCIAL ADVISOR
Your broker or financial advisor must receive your sales request by the Fund
Closing Time and submit it to the Fund by a prearranged time for you to receive that day's NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

SELLING SHARES DIRECTLY TO THE FUND
BY MAIL
..  Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

..  For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.

BY TELEPHONE
..  You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

..  ABIS must receive and confirm a telephone redemption request by the Fund
   Closing Time for you to receive that day's NAV, less any applicable CDSC.

..  For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the
   Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank.
   Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

..  Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
The Fund's Board of Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Fund will be able to detect excess or short- term trading or to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. Money market funds, such as the Fund, are generally not subject to short-term trading strategies. However, the Fund will try to prevent market timing by utilizing the procedures described below. These procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances.
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the Fund to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Fund may incur increased administrative costs and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of securities of foreign issuers established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a fund irrespective of its investments in securities of foreign issuers. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Fund, through its agents, ABI and
   ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time.
   Generally, more than two exchanges of Fund shares during any 60-day period or purchases of shares followed by a sale within 60 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. With respect to managed or discretionary accounts for which the account owner gives his/her broker, investment adviser or other third party authority to buy and sell Fund shares, the Fund may consider trades initiated by the account owner, such as trades initiated in connection with bona fide cash management purposes, separately in their analysis. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance

                                                                             15

  procedures described above is excessive or short-term trading in nature, the
  Fund will take remedial action that may include issuing a warning, revoking certain account-related privileges (such as the ability to place purchase, sale and exchange orders over the internet or by phone) or prohibiting or
  "blocking" future purchase or exchange activity. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. A blocked account will generally remain blocked for 90 days.
  Subsequent detections of excessive or short-term trading may result in an indefinite account block or an account block until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund applies its surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Fund has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Fund, upon the request of the Fund or its agents, with individual account level information about their transactions. If the Fund detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the
   Fund to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUND VALUES ITS SHARES
The Fund's NAV, which is the price at which shares of the Fund are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at the close of regular trading on any day the Exchange is open (ordinarily, 4:00 p.m., Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading). Generally, the NAV is not calculated, and purchase and redemption orders are not accepted, on days that the NYSE is closed; however, the Fund may elect to, but is not required to, remain open for the purposes of processing certain transactions (excluding exchanges into and out of the Fund)
and calculating the NAV even on days that the NYSE is closed in the following circumstances:

1) The Federal Reserve system is open;

2) The primary trading markets for the Fund's portfolio instruments are open;
   and

3) The Adviser believes there is an adequate market to meet purchase and redemption requests.

The calculation of NAV in such circumstances will ordinarily be made when the
Fund closes for business on that day.

To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their amortized cost.
This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New
York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2012 totaling approximately $419 billion (of which more than $85 billion represented assets of investment companies). As of September 30, 2012, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 16 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states and the District of Columbia, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 33 registered investment companies managed by the
Adviser, comprising approximately 120 separate investment portfolios, have approximately 2.7 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for the Fund. For these advisory services, the Fund paid the Adviser
0% (net of any waivers or reimbursement) of average daily net assets during the fiscal year ended September 30, 2012. A discussion regarding the basis for the
Board's approval of the Fund's investment advisory agreement is available in the Fund's semi-annual report to shareholders for the fiscal period ended
March 31, 2012.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of
Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Fund, ABI and/or the Adviser pay these financial intermediaries and recordkeepers, including those that sell shares of the
AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" in the Summary Information at the beginning of this Prospectus. In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

For more information, please refer to the Fund's SAI, call your financial advisor or visit our website at www.AllianceBernstein.com.

                                                                             17

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Fund's net income is calculated at the Fund Closing Time, and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Fund expects that its distributions will primarily consist of net income or, if any, short-term capital gains as opposed to long-term capital gains. For
Federal income tax purposes, the Fund's dividend distributions of net income
(or short-term capital gains) will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Fund may be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

Each year shortly after December 31, the Fund will send tax information to shareholders stating the amount and type of all of its distributions for the year.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law.
The Fund reserves the right to close an account that has remained below $1,000 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so.
Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number,
800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same funds.
In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all
AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

Portfolio Holdings. Detailed information about the Fund's portfolio holdings as of the last day of the most recent calendar month is posted on the Adviser's website at www.AllianceBernstein.com/abcom/Product Center/3
Vehicle/MF/MoneyMarkets/Exchange Reserves.htm (click on "Holdings"). This information is updated within five business days after the end of each month and will remain available online for at least six months. The information provides a link to the Commission's website where the most recent 12 months of publicly available information filed by the Fund may be obtained. The Fund's
SAI includes a description of the policies and procedures that apply to disclosure of the Fund's portfolio holdings.

                                                                             19

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a class of the Fund. The total return in the table represents the rate that an investor would have earned (or lost)
on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information for the most recently completed three fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm for the Fund. The information for the prior years has been audited by the Fund's previous independent registered public accountants. The reports of the independent accounting firms, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                2012        2011      2010             2009       2008
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             -------     -------     -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          .0018(a)    .0001(a)    .0001(a)       .0057(a)    .0272
Net realized gain (loss) on investment transactions              .00(b)      .00(b)    - 0 -           (.00)(b)   - 0 -
                                                             -------     -------     -------        -------     -------
Net increase in net asset value from operations                .0018       .0001       .0001          .0057       .0272
                                                             -------     -------     -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          (.0018)     (.0001)     (.0001)        (.0057)     (.0272)
                                                             -------     -------     -------        -------     -------
Net asset value, end of period                               $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             =======     =======     =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)              .18%        .01%        .01%           .57%       2.76%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $   173     $   221     $   225        $   288     $   288
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .14%        .23%        .28%(d)        .76%        .82%
 Expenses, before waivers/reimbursements                         .61%        .86%        .84%(d)        .83%        .82%
 Net investment income                                           .17%(a)     .01%(a)     .01%(a)(d)     .58%(a)    2.69%
------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS B
                                                                             YEAR ENDED SEPTEMBER 30,
                                                                2012       2011     2010             2009       2008
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  1.00    $  1.00    $  1.00        $  1.00     $  1.00
                                                             -------    -------    -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                       .0017      .0001      .0001          .0027       .0228
Net realized gain (loss) on investment transactions              .00(b)     .00(b)   - 0 -           (.00)(b)   - 0 -
                                                             -------    -------    -------        -------     -------
Net increase in net asset value from operations                .0017      .0001      .0001          .0027       .0228
                                                             -------    -------    -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          (.0017)    (.0001)    (.0001)        (.0027)     (.0228)
                                                             -------    -------    -------        -------     -------
Net asset value, end of period                               $  1.00    $  1.00    $  1.00        $  1.00     $  1.00
                                                             =======    =======    =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)              .17%       .01%       .01%           .27%       2.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $    15    $    26    $    36        $    62     $    62
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .14%       .23%       .29%(d)       1.08%       1.27%
 Expenses, before waivers/reimbursements                        1.36%      1.61%      1.59%(d)(e)    1.59%       1.52%
 Net investment income(a)                                        .17%       .01%       .01%(d)        .28%       2.25%
----------------------------------------------------------------------------------------------------------------------
See footnotes on page 24.

                                                                             21

----------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS C
                                                                             YEAR ENDED SEPTEMBER 30,
                                                                2012       2011     2010             2009       2008
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  1.00    $  1.00    $  1.00        $  1.00     $  1.00
                                                             -------    -------    -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                       .0018      .0001      .0001          .0043       .0252
Net realized gain (loss) on investment transactions              .00(b)     .00(b)   - 0 -           (.00)(b)   - 0 -
                                                             -------    -------    -------        -------     -------
Net increase in net asset value from operations                .0018      .0001      .0001          .0043       .0252
                                                             -------    -------    -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          (.0018)    (.0001)    (.0001)        (.0043)     (.0252)
                                                             -------    -------    -------        -------     -------
Net asset value, end of period                               $  1.00    $  1.00    $  1.00        $  1.00     $  1.00
                                                             =======    =======    =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)              .18%       .01%       .01%           .43%       2.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $    22    $    31    $    27        $    40     $    48
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .14%       .23%       .29%(d)        .93%       1.02%
 Expenses, before waivers/reimbursements                        1.08%      1.32%      1.31%(d)(e)    1.30%       1.27%
 Net investment income(a)                                        .17%       .01%       .01%(d)        .47%       2.39%
----------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                    ADVISOR CLASS
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                2012        2011      2010             2009       2008
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             -------     -------     -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          .0018(a)    .0001(a)    .0004(a)       .0081(a)    .0302
Net realized gain (loss) on investment transactions              .00(b)      .00(b)    - 0 -           (.00)(b)   - 0 -
                                                             -------     -------     -------        -------     -------
Net increase in net asset value from operations                .0018       .0001       .0004          .0081       .0302
                                                             -------     -------     -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          (.0018)     (.0001)     (.0004)        (.0081)     (.0302)
                                                             -------     -------     -------        -------     -------
Net asset value, end of period                               $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             =======     =======     =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)              .18%        .01%        .04%           .82%       3.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in millions)                      $   750     $   700     $   149        $   122     $   141
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .14%        .22%        .25%(d)        .51%        .52%
 Expenses, before waivers/reimbursements                         .31%        .54%        .54%(d)        .53%        .52%
 Net investment income                                           .18%(a)     .02%(a)     .04%(a)(d)     .86%(a)    3.01%
------------------------------------------------------------------------------------------------------------------------
See footnotes on page 24.

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS R
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                2012        2011      2010             2009       2008
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             -------     -------     -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          .0018(a)    .0001(a)    .0001(a)       .0045(a)    .0246
Net realized gain (loss) on investment transactions              .00(b)      .00(b)    - 0 -           (.00)(b)   - 0 -
                                                             -------     -------     -------        -------     -------
Net increase in net asset value from operations                .0018       .0001       .0001          .0045       .0246
                                                             -------     -------     -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          (.0018)     (.0001)     (.0001)        (.0045)     (.0246)
                                                             -------     -------     -------        -------     -------
Net asset value, end of period                               $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             =======     =======     =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)              .18%        .01%        .01%           .45%       2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $ 6,412     $ 6,271     $ 6,313        $ 5,676     $ 9,579
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .13%        .22%        .28%(d)        .92%       1.08%
 Expenses, before waivers/reimbursements                         .85%        .97%       1.08%(d)       1.06%       1.08%
 Net investment income                                           .18%(a)     .01%(a)     .01%(a)(d)     .58%(a)    2.47%
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS K
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                2012        2011      2010             2009       2008
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             -------     -------     -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                          .0017(a)    .0001(a)    .0002(a)       .0059(a)    .0280
Net realized gain (loss) on investment transactions              .00(b)      .00(b)    - 0 -           (.00)(b)   - 0 -
                                                             -------     -------     -------        -------     -------
Net increase in net asset value from operations                .0017       .0001       .0002          .0059       .0280
                                                             -------     -------     -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                          (.0017)     (.0001)     (.0002)        (.0059)     (.0280)
                                                             -------     -------     -------        -------     -------
Net asset value, end of period                               $  1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             =======     =======     =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)              .17%        .01%        .02%           .59%       2.84%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $35,221     $43,108     $40,762        $39,198     $25,594
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                         .15%        .23%        .27%(d)        .73%        .75%
 Expenses, before waivers/reimbursements                         .69%        .82%        .83%(d)        .81%        .75%
 Net investment income                                           .17%(a)     .01%(a)     .02%(a)(d)     .53%(a)    2.63%
------------------------------------------------------------------------------------------------------------------------
See footnotes on page 24.

                                                                             23

-------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS I
                                                                               YEAR ENDED SEPTEMBER 30,
                                                                 2012        2011      2010             2009       2008
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             --------     -------     -------        -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                           .0018(a)    .0011(a)    .0015(a)       .0089(a)    .0316
Net realized gain (loss) on investment transactions               .00(b)      .00(b)    - 0 -           (.00)(b)   - 0 -
                                                             --------     -------     -------        -------     -------
Net increase in net asset value from operations                 .0018       .0011       .0015          .0089       .0316
                                                             --------     -------     -------        -------     -------
LESS: DIVIDENDS
Dividends from net investment income                           (.0018)     (.0011)     (.0015)        (.0089)     (.0316)
                                                             --------     -------     -------        -------     -------
Net asset value, end of period                               $   1.00     $  1.00     $  1.00        $  1.00     $  1.00
                                                             ========     =======     =======        =======     =======
TOTAL RETURN
Total investment return based on net asset value(c)               .18%        .11%        .15%           .89%       3.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                     $979,369     $ 1,906     $ 2,365        $ 6,586     $ 5,115
Ratio to average net assets of:
 Expenses, net of waivers/reimbursements                          .14%        .13%        .15%(d)        .44%        .38%
 Expenses, before waivers/reimbursements                          .32%        .40%        .41%(d)        .46%        .38%
 Net investment income                                            .19%(a)     .12%(a)     .15%(a)(d)     .86%(a)    3.16%
-------------------------------------------------------------------------------------------------------------------------

(a)Net of fees waived and expenses reimbursed.

(b)Amount is less than $0.0005.

(c)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)The ratio includes expenses attributable to costs of proxy solicitation.

(e)Ratios restated from 1.34% and 1.06% for Class B and Class C, respectively.

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney
General requires the Fund to include the following supplemental hypothetical investment information which provides additional information calculated and presented in a manner different from expense information found under "Fees and
Expenses of the Fund" in this Prospectus about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the
Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of the Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Fund is the same as stated under "Financial Highlights". If you wish to obtain hypothetical investment information for other classes of shares of the Fund, please refer to "Investor Resources--Calculators--Mutual Funds--Hypothetical
Investment Fee and Expense Calculator" on www.AllianceBernstein.com. Your
actual expenses may be higher or lower.

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00   $ 64.05     $10,435.95
   2             10,435.95      521.80    10,957.75     66.84      10,890.91
   3             10,890.91      544.55    11,435.46     69.76      11,365.70
   4             11,365.70      568.29    11,933.99     72.80      11,861.19
   5             11,861.19      593.06    12,454.25     75.97      12,378.28
   6             12,376.28      618.91    12,997.19     79.28      12,917.91
   7             12,917.91      645.90    13,563.81     82.74      13,481.07
   8             13,481.07      674.05    14,155.12     86.35      14,068.77
   9             14,068.77      703.44    14,772.21     90.11      14,682.10
   10            14,682.10      734.11    15,416.21     94.04      15,322.17
   --------------------------------------------------------------------------
   Cumulative                $6,104.11                $781.94

                                                                            A-1

For more information about the Fund, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI and the independent public accounting firm's report and financial statements in the
Fund's most recent annual report are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquires concerning the Fund, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:          c/o AllianceBernstein Investor Services, Inc.
                  P.O. Box 786003
                  San Antonio, TX 78278-6003

BY PHONE:         For Information: 800-221-5672
                  For Literature: 800-227-4618

ON THE INTERNET:  www.AllianceBernstein.com

Or you may view or obtain these documents from the Securities and Exchange
Commission (the "Commission"):

..  Call the Commission at 202-551-8090 for information on the operation of the
   Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's
   Public Reference Section, Washington, DC 20549-1520.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-08294
                                                                  PRO-0114-0113

                                    [GRAPHIC]